UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest events reported)     July 28, 2004
                                                      --------------------------
                                                        (July 24, 2004)
                                                      --------------------------



 Commission    Name of Registrant, State of Incorporation,     I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    -------------------------------------------    ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700




                         ______________________________

              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    OTHER EVENTS

On July 25, 2004, PNM Resources and TNP Enterprises, Inc. ("TNP Enterprises") announced a definitive agreement ("Stock Purchase Agreement") under which PNM Resources will acquire all the outstanding common shares of TNP Enterprises for approximately $189 million comprised of equal amounts of PNM Resources common stock and cash. PNM Resources will also assume approximately $835 million of TNP Enterprises' net debt and senior redeemable cumulative preferred stock. The transaction was described in a Current Report on Form 8-K filed by PNM Resources on July 26, 2004 with the Securities and Exchange Commission. The Stock Purchase Agreement dated as of July 24, 2004, is filed herewith.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.     The following exhibits are filed herewith:

                  2.0 Stock Purchase Agreement, dated as of July 24, 2004 by and between PNM Resources, Inc. and SW Acquisition, L.P.


Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this filing and documents PNM Resources and PNM file with the SEC that relate to future events or our expectations, projections, estimates, intentions, goals, targets and strategies, both with respect to PNM Resources and with respect to the proposed acquisition of TNP Enterprises, are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect our future financial condition, cash flow and operating results. These factors include risks and uncertainties relating to the receipt of regulatory approvals of the proposed transaction, the risks that the businesses will not be integrated successfully, the risk that the benefits of the transaction will not be fully realized or will take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the proposed transaction, interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.
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

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                                   (Registrant)


Date:  July 28, 2004                          /s/ Thomas G. Sategna
                                  ----------------------------------------------
                                                Thomas G. Sategna
                                     Vice President and Corporate Controller
                                  (Officer duly authorized to sign this report)

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